                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 29, 2006

                   Citigroup Commercial Mortgage Trust 2006-C4
                       (Exact Name of the Issuing Entity)

          Commission File Number of the Issuing Entity: 333-132746-01

                     Citigroup Global Markets Realty Corp.,
      PNC Bank, National Association and Barclays Capital Real Estate Inc.
             (Exact Name of the Sponsor as specified in its charter)

                  Citigroup Commercial Mortgage Securities Inc.
           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-132746

               Delaware               333-132746-01         13-3439681
     (State or Other Jurisdiction     (Commission         (IRS Employer
           of Incorporation)           File Number)     Identification No.)

     388 Greenwich Street, New York, New York                 10013
     (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code (212) 816-6000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On June 29, 2006, a pooling and servicing agreement dated as of June 1,
2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Citigroup Commercial Mortgage Securities Inc. as depositor (the "Registrant"),
Midland Loan Services, Inc. as master servicer, J.E. Robert Company, Inc. as special servicer and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Citigroup Commercial Mortgage Trust 2006-C4
(the "Citigroup Commercial Mortgage Trust 2006-C4"), Commercial Mortgage
Pass-Through Certificates, Series 2006-C4 (the "Certificates"). The Pooling and
Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-SB, Class A-3, Class
A-1A, Class A-M, Class A-J, Class B, Class C and Class D (collectively, the
"Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-132746) and sold to
Citigroup Global Markets Inc., Barclays Capital Inc., PNC Capital Markets LLC,
Banc of America Securities LLC and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of June 20,
2006 (the "Underwriting Agreement"), between the Registrant and the
Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup Global
Markets Realty Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of June 20, 2006 (the "CGMRC Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "PNC Bank Mortgage
Loans") were acquired by the Registrant from PNC Bank, National Association
("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of June 20, 2006 (the "PNC Bank Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit 99.2. The remaining mortgage loan backing the
Publicly-Offered Certificates (the "BCRE Mortgage Loan"; the CGMRC Mortgage
Loans, the PNC Bank Mortgage Loans and the BCRE Mortgage Loan, collectively, the
"Mortgage Loans") was acquired by the Registrant from Barclays Capital Real
Estate Inc. ("BCRE") as seller pursuant to a mortgage loan purchase agreement dated as of June 20, 2006 (the "BCRE Mortgage Loan Purchase Agreement"; the
CGMRC Mortgage Loan Purchase Agreement, the PNC Bank Mortgage Loan Purchase
Agreement and the BCRE Mortgage Loan Purchase Agreement, collectively, the
"Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.3.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC, PNC Bank or BCRE, as the case may
be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Shell company transactions:

     Not applicable.

(d) Exhibits:

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement
4.1           Pooling and Servicing Agreement
5.1           Legality Opinion
8.1           Tax Opinion
99.1          CGMRC Mortgage Loan Purchase Agreement
99.2          PNC Bank Mortgage Loan Purchase Agreement
99.3          BCRE Mortgage Loan Purchase Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 14, 2006

                                        CITIGROUP COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By: /s/ Angela Vleck
                                            ---------------------------------
                                        Name: Angela Vleck
                                        Title: Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------
1.1           Underwriting Agreement
4.1           Pooling and Servicing Agreement
5.1           Legality Opinion
8.1           Tax Opinion
99.1          CGMRC Mortgage Loan Purchase Agreement
99.2          PNC Bank Mortgage Loan Purchase Agreement
99.3          BCRE Mortgage Loan Purchase Agreement

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